Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure [Text Block]

While the Origin Bank Omnibus Equity Plan does contemplate the granting of stock options, we have not recently, and do not currently, grant stock options. In the event we consider granting stock options in the future, we would develop policies and practices to, in part, avoid any conflict of interest, specifically as it relates to the timing of such grants and material nonpublic information.

Award Timing Method [Text Block]	In the event we consider granting stock options in the future, we would develop policies and practices to, in part, avoid any conflict of interest, specifically as it relates to the timing of such grants and material nonpublic information.